1 COMMERCIAL METALS COMPANY RESTRICTED STOCK UNIT AWARD AGREEMENT <first_name> <last_name> (the “Participant”) has been granted a Restricted Stock Unit Award (the “RSU Award” or the “Award”), which is described in this Award Agreement (the “Agreement”) in accordance with Section 3 of the Commercial Metals Company (the “Company”) 2013 Long-Term Equity Incentive Plan (the “Plan”). The “Date of Grant” is <award_date>. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control in the event any provision of this Agreement is inconsistent with and not permitted by the provisions of the Plan. The capitalized terms used but not defined in this Agreement that are defined in the Plan shall have the meanings assigned to them in the Plan. 1. Restricted Stock Unit Award. The number of shares of Common Stock that may be delivered pursuant to this RSU Award is <shares_awarded>. a. Vesting; Timing of Delivery of Shares. (i) Subject to the remainder of this Agreement, provided the Participant is actively employed by the Company or a Subsidiary on the applicable vesting date, the RSU Award shall vest in the form of shares of Company Common Stock and become payable as follows: (A) One-third (1/3) of the number of shares of Common Stock subject to the Award on the Date of Grant shall vest on the first anniversary of the Date of Grant. (B) One-third (1/3) of the number of shares of Common Stock subject to the Award on the Date of Grant shall vest on the second anniversary of the Date of Grant. (C) The remaining one-third (1/3) of the number of shares of Common Stock subject to the Award on the Date of Grant shall vest on the third anniversary of the Date of Grant. Each of the periods described in clauses (A), (B), and (C) above is a “Vesting Year.” (ii) Upon (A) the Participant’s death or (B) the Participant’s Termination of Service as a result of Total and Permanent Disability (other than a Qualifying Termination under Section 1.a.(iii)), a pro rata portion of the unvested RSU Award shall automatically become vested and payable. Such pro-rata portion shall equal the number of shares of Common Stock that would have become vested pursuant to Section 1.a.(i) at the end of the then-current Vesting Year multiplied by a fraction, the numerator of which is the number of days during the then-current Vesting Year prior to the date of such event, and the denominator of which is the number of days in the then-current Vesting Year.

2 (iii) Notwithstanding Section 1.a.(i), subject to the Participant executing, timely returning, and if applicable, not revoking, a release of claims in the form provided by the Company at the time of the Participant’s Termination of Service (the “Release”), in the event of the Participant’s (A) Termination of Service as a result of Total and Permanent Disability, (B) Qualifying Retirement or (C) Termination of Service by the Company or a Subsidiary without Cause or by the Participant for Good Reason, in each case within 24 months after the occurrence of a Change in Control which is also a “change in control event” under Treasury Regulation Section 1.409A-3(i)(5) (a “Qualifying Termination”), 100% of the as-yet unvested RSU Award shall automatically become fully vested and payable upon the date of the Qualifying Termination. (iv) Notwithstanding anything in this Section 1.a. to the contrary, subject to the Participant executing, timely returning, and, if applicable, not revoking the Release, in the event of the Participant’s Qualifying Retirement (other than a Qualifying Termination), the RSU Award shall continue to vest and become payable as set forth in Section 1.a.(i) subject to the Participant’s compliance with the Restrictive Covenants. Notwithstanding the foregoing, the Committee shall have the sole authority to determine whether a Termination of Service is a Qualifying Retirement for the purposes of Section 1.a. As an inducement to the Company to continue vesting the Award in accordance with this Section 1.a.(iv), the Participant represents to, and covenants with or in favor of, the Company that the Participant will comply with all of the restrictive covenants set out in Attachment A to this Agreement (the “Restrictive Covenants”), which Attachment A shall be considered a part of this Agreement, as a condition to the continuation of vesting of the Award following a Qualifying Retirement. Such Restrictive Covenants shall be in addition to, and not in lieu of, any other restrictive covenants to which the Participant may be subject under the terms of an employment agreement with the Company or otherwise. (v) Subject to Section 15, in the event of vesting of any shares of Common Stock subject to this Award following the completion of a Vesting Year or pursuant to the Participant’s death, Termination of Service due to Total and Permanent Disability or a Qualifying Termination, the Company shall deliver to the Participant (or the Participant’s personal representative) the number of shares of Common Stock equal to the number of units of the RSU Award which have become vested as soon as practical after the applicable vesting date (but in no event later than 60 days following such date). b. Forfeiture of RSU Award. Any portion of the RSU Award that does not become vested and payable in shares of Common Stock in accordance with this Section 1 shall be forfeited on the date of the Participant’s Termination of Service. 2. Definitions. For purposes of this Agreement, the following terms shall have the meaning set forth below: “Cause” means (A) material misappropriation with respect to the business or assets of the Company; (B) persistent refusal or willful failure constituting gross dereliction by the Participant to substantially perform the Participant’s duties and responsibilities to the Company, which continues after the Participant receives written notice from the Company of such refusal or failure and which is not remedied by the Participant within thirty (30) days following receipt of the Company’s written notice; (C) conviction of a felony or crime involving fraud, dishonesty or moral turpitude; or (D) the use of drugs or alcohol that interferes materially with the Participant’s performance of his or her duties.

3 “Good Reason” means the occurrence, without the Participant’s written consent, of any of the following conditions or events: (A) the material failure to maintain the Participant in the office or position, or in a substantially equivalent office or position, held by the Participant immediately prior to the date of the Change in Control; (B) a material adverse change in the nature or scope of the Participant’s position, duties, powers, functions or responsibilities as compared to the nature or scope of such position, duties, powers, functions or responsibilities immediately prior to the date of the Change in Control; provided, however, that a diminution of the Participant’s duties, functions or responsibilities attributable solely to the Company ceasing to be a public company on or after the date of the Change in Control shall not alone constitute a material adverse change; (C) any failure by the Company to provide the Participant with the compensation and material benefits provided to the Participant immediately prior to the date of the Change in Control, including any material reduction in the Participant’s annual base salary; (D) the failure of any successor to the Company to assume this Agreement; or (E) any requirement by the Company that the Participant relocate more than 50 miles from the Participant’s principal workplace. Notwithstanding the foregoing, an act or omission shall not constitute Good Reason unless (i) the Participant gives written notice to the Company indicating that the Participant intends to terminate employment for Good Reason, (ii) the Participant’s resignation occurs within sixty (60) days after the Participant knows or reasonably should know of a condition or event described above, or within sixty (60) days after the last in a series of such events, and (iii) the Company has failed to remedy such condition or event within thirty (30) days after receiving the Participant’s written notice. If the Company remedies the condition or event described in the Participant’s written notice within thirty (30) days after receiving such notice, then such condition or event will not constitute Good Reason for purposes of this Agreement. “Qualifying Retirement” means that the Compensation Committee of the Board of Directors of the Company (“Committee”), in its sole discretion, determines that the sole reason for the Participant’s Termination of Service on or after the six month anniversary of the Date of Grant is a Qualifying Retirement. The following thresholds shall act as triggers for an analysis by the Committee of whether such Termination of Service is a Qualifying Retirement: (A) Termination of Service solely due to retirement following the attainment of age sixty-two (62) or permitted early retirement as determined by the Committee; (B) Termination of Service solely due to retirement following the attainment of age fifty-five (55) and ten (10) years of employment with the Company or any Subsidiary; or (C) Termination of Service solely due to retirement following the attainment of age fifty (50) and fifteen (15) years of employment with the Company or any Subsidiary, or (D) Termination of Service for other reasons as determined by the Committee; provided that under no circumstance will a Termination of Service prior to the six month anniversary of the Date of Grant be considered a Qualifying Retirement. For purposes of clarity, the Committee’s determination that a Termination of Service is a Qualifying Retirement shall only apply for purposes of this Agreement and shall not apply to any other agreement by and between the Company and the Participant or with respect to any other plan of the Company. However, in the event that the Committee determines that the Participant’s Termination of Service is a Qualifying Retirement, such Termination of Service cannot be treated as a Termination of Service without Cause or with Good Reason for purposes of any other agreement by and between the Company and the Participant.

4 “Termination of Service” occurs when the Participant ceases to serve as an employee of the Company or a Subsidiary for any reason. “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or a Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee. 3. Restrictions on Award and Rights of a Stockholder. The Participant will not be treated as a stockholder with respect to any shares of Common Stock covered by this Agreement until the shares are entered by book entry registration in the Company’s direct registration services or the issuance of a certificate or certificates to the Participant for the shares. Subject to the provisions of the Plan, until the date shares of Common Stock are delivered to the Participant under this Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any portion of the Award or any shares of Common Stock that may be delivered under the Award. All of the rights of the Participant in the Award and the Common Stock issued upon vesting of the Award are subject to Section 16 of this Agreement. 4. Book Entry or Certificate Issuance of Shares and Legend. All shares of Common Stock delivered shall be represented by, at the option of the Company, either book entry registration in the Company’s direct registration services or by a certificate. If the Common Stock was not issued in a transaction registered under the federal and state securities laws, all shares of Common Stock delivered under the Award that are issued in certificate form shall bear a restrictive legend and shall be held indefinitely, unless they are subsequently registered under the federal and state securities laws or the Participant obtains an opinion of counsel, satisfactory to the Company, that registration is not required. All shares of Common Stock delivered that are issued in book entry direct registration services form shall be subject to the same restrictions described in a restrictive legend. 5. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement. 6. Investment Representation. Unless the Common Stock is issued to him in a transaction registered under federal and state securities laws, the Participant represents and warrants that all Common Stock which may be acquired hereunder will be acquired by the Participant for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws. 7. Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his review by the Company, and represents that he is familiar with the terms of the Plan, and accepts this Award subject to all the terms of the Plan. The Participant agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement. 8. Law Governing; Venue. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state). Any action or proceeding seeking to enforce any provision of, or based on any

5 right arising out of, this Agreement shall be brought in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or convenience of forum, agrees that all claims in respect of the proceedings shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Agreement in any other court. 9. Legal Construction. In the event that any term of this Agreement is held by a court to be invalid in any respect, the invalid term shall not affect any other term that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid term had never been contained herein. 10. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter of this Agreement and constitute the sole agreements between the parties with respect to the subject matter. 11. Parties Bound. The terms that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment set forth in this Agreement. 12. Amendment. The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Participant, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement; provided, however, that the Company may change or modify the terms of this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder or as necessary to comply with any other applicable law. Notwithstanding the preceding sentence, the Company may amend the Plan or revoke the Award to the extent permitted by the Plan. 13. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith: Notice to the Company shall be addressed and delivered as follows: Commercial Metals Company 6565 N. MacArthur, Suite 800 Irving, Texas 75039 Attn: Corporate Secretary Facsimile: (214) 689-5886 Notice to the Participant shall be addressed and delivered as set forth on the signature page. 14. Withholding Taxes. a. The Participant should consult immediately with his own tax advisor regarding the tax consequences of this Agreement. The Company (or a Subsidiary that is the Participant’s employer) (for purposes of this Section 14 “Company” includes any applicable Subsidiary) shall have the right to deduct from all amounts paid in stock, cash or any other form, any taxes required

6 by law to be withheld in connection with this Award (the “Required Tax Payments”). The Company may also require the Participant receiving shares of Common Stock to pay the Company the Required Tax Payments. Such payments shall be made when requested by Company and may be required prior to the delivery of any book entry registration or certificate representing shares of Common Stock. b. The Participant may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a check or cash payment to the Company, (2) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be issued or transferred to the Participant having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments (the “Share Retention Method”) or (4) any combination of (1), (2) and (3); provided, however, if the Participant is subject to Section 16 of the Exchange Act, his withholding obligations under this Section 14 shall be satisfied by the Share Retention Method, and neither the Company nor the Committee shall have any discretion to permit the satisfaction of such withholding obligation by any other means. Shares of Common Stock to be delivered to the Company or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience. Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant. No book entry registration or certificate representing a share of Common Stock shall be delivered until the Required Tax Payments have been satisfied in full. 15. Section 409A; Delay of Payment. a. It is intended that the payments and benefits provided under this Agreement either will be exempt from the application of the requirements of Section 409A of the Code pursuant to the short-term deferrals exception described in Treasury Regulation Section 1.409A- 1(b)(4), or will comply with the requirements of Section 409A and the Treasury Regulations thereunder. The Agreement shall be interpreted, construed, administered, and governed in a manner that effects such intent, and the Company shall not take any action that would be inconsistent with such intent. Without limiting the foregoing, the payments and benefits provided under this Agreement may not be deferred, accelerated, extended, paid out or modified in a manner that would result in the imposition of an additional tax upon the Participant under Section 409A of the Code. b. To the extent (i) any payment to which the Participant becomes entitled under this Agreement upon the Participant’s “separation from service” (within the meaning of Section 409A of the Code) constitutes deferred compensation subject to Section 409A of the Code and (ii) the Participant is deemed at the time of such separation from service to be a “specified employee” under Section 409A of the Code, then any payment that would be payable under this Agreement prior to the six-month anniversary of the Participant’s separation from service shall be delayed until the earlier of (x) the expiration of the six (6) month period measured from the date of the Participant’s separation from service; and (y) the date of the Participant’s death following such separation from service. 16. Forfeiture or Recovery. Notwithstanding anything to the contrary in the Plan, this Award and any shares of Common Stock deliverable to the Participant pursuant to this Award are subject to

7 forfeiture or recovery in order to satisfy amounts recoverable by the Company, as determined by the Committee, in its sole discretion, pursuant to any applicable clawback or recoupment policy of the Company, as each may be amended from time to time, as may be in effect at the time of the determination. Any recoupment hereunder may be in addition to any other remedies that may be available to the Company under any other agreement or applicable law, including disciplinary action up to and including termination of employment. As required by applicable law, awards under this Agreement will be subject to any federal, state, or local clawback provision that is in effect on the vesting date. 17. Adjustment of Awards. The number of hypothetical shares of Common Stock subject to the Award shall be subject to adjustment in accordance with the Plan. 18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 19. Waiver. The Participant acknowledges that the waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant. 20. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan and on the Awards, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. * * * * * * * * * * * *

8 IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of the Company, and the Participant, to evidence his consent and approval of all the terms of this Agreement, has duly executed this Agreement, as of the Date of Grant. COMPANY: COMMERCIAL METALS COMPANY By: Name: Title: PARTICIPANT: Signature Name: Address:

Commercial Metals Company 2013 Long-Term Equity Incentive Plan Award Agreement for GLT Attachment A – Page 1 COMMERCIAL METALS COMPANY ATTACHMENT A TO AWARD AGREEMENT RESTRICTIVE COVENANTS The Company and the Participant acknowledge and agree that during the course of the Participant’s employment by the Company, he or she has been provided access to confidential information of the Company and its Affiliates, has been provided with specialized training on how to perform his or her duties, and has been provided contact with the Company’s and Affiliates’ customers and potential customers throughout the world. The Participant further recognizes and agrees that (a) the Company and its Affiliates have devoted a considerable amount of time, effort, and expense to develop its confidential information, training, and business goodwill, all of which are valuable assets to the Company; (b) that the Participant has had broad responsibilities regarding the management and operation of the Company’s and Affiliates’ world-wide operations, as well as its marketing and finances, its existing and future business plans, customers and technology; and (c) disclosure or use of the Company’s or Affiliates’ confidential information and additional information described herein to which the Participant has had access, would cause irreparable harm to the Company. Therefore, in consideration of all of the foregoing, the Company and the Participant agree as follows: 1. Non-Competition After Qualifying Retirement. As stated above, the Participant has received confidential information by virtue of his or her employment in an executive capacity with the Company. Accordingly, the Participant agrees that upon his or her Qualifying Retirement and for the period thereafter ending on the date of final vesting and settlement of all Units granted under the Award (the “Non-Compete Period”), he or she will not compete with the Company or Affiliates in any location in the world in which the Company or Affiliates have operations as of the date of the Participant’s Qualifying Retirement, by engaging in the conception, design, development, production, marketing, selling, sourcing or servicing of any product or providing of any service that is substantially similar to the products or services that the Company or any of its Affiliates provided during the Participant’s employment or planned to provide during the Participant’s employment and of which the Participant had knowledge, responsibility or authority, and that he will not work for, assist, or become affiliated or connected with, as an owner, partner, consultant, or in any other capacity, either directly or indirectly, any individual or business which offers or performs services, or offers or provides products substantially similar to the services and products provided by the Company or Affiliates during the Participant’s employment, or that were planned to be provided during the Participant’s employment and of which the Participant had knowledge, responsibility or authority. Additionally, during the Non-Compete Period, the Participant will not accept employment with or provide services in any capacity to any individual, business entity, investor or investment fund that is actively involved in or assessing an acquisition of a controlling interest in the Company or purchase of substantially all assets of the Company. The restrictive covenants set forth in this Attachment A are reasonable and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company. 2. Non-Solicitation of Customers and Employees. The Participant further agrees that during the Non-Compete Period he or she will not either directly or indirectly, on his or her own behalf or on behalf of others (a) solicit or accept any business from any customer or supplier or prospective customer or supplier with whom the Participant personally dealt or solicited or had contact with at any time during the Participant’s employment; (b) solicit, recruit or otherwise attempt to hire, or personally cause to hire any of the then current employees or consultants of the Company or any of its Affiliates, or former employees

Commercial Metals Company 2013 Long-Term Equity Incentive Plan Award Agreement for GLT Attachment A – Page 2 or consultants who were employees or consultants of the Company or any of its Affiliates during the preceding twelve months, to work or perform services for the Participant or for any other entity, firm, corporation, or individual; or (c) solicit or attempt to influence any of the Company’s or any of its Affiliates’ then current customers or clients to purchase any products or services substantially similar to the products or services provided by the Company or Affiliates during the Participant’s employment (or that were planned to be provided during the Participant’s employment) from any business that offers or performs services or products substantially similar to the services or products provided by the Company or Affiliates. 3. Reformation. The Participant and the Company agree that if any of the covenants contained in this Attachment A is held by any court to be effective in any particular area or jurisdiction only if said covenant is modified to limit in its duration or scope, then the court shall have such authority to so reform the covenant and the Parties shall consider such covenant or covenants or other provisions of this Attachment A to be amended and modified with respect to that particular area or jurisdiction so as to comply with the order of any such court and, as to all other jurisdictions, the covenants contained herein shall remain in full force and effect as originally written. Should any court hold that these covenants are void or otherwise unenforceable in any particular area or jurisdiction, then the Company may consider such covenants or provisions of this Attachment A to be amended and modified so as to eliminate therefrom the particular area or jurisdiction as to which such covenants are so held void or otherwise unenforceable and, as to all other areas and jurisdictions covered hereunder, the covenants contained herein shall remain in full force and effect as originally written.